UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
December 18, 2008
IDEARC INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32939	20-5095175
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)
2200 West Airfield Drive, DFW Airport, Texas 75261
(Address of principal executive offices)
(972) 453-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Director
     On December 18, 2008, Jerry V. Elliott, resigned as a member of the Board of Directors (the “Board”) of Idearc Inc. (the “Company”), effective December 31, 2008. Mr. Elliott also served as a committee member of the Audit Committee and the Human Resources Committee of the Board. Mr. Elliott reported that he recently accepted a chief financial officer position at a publicly held company, which would require a significant amount of his time and commitment going forward.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEARC INC.
By:	/s/ Cody Wilbanks
	Name:	Cody Wilbanks
	Title:	Executive Vice President, General Counsel and Secretary

Date: December 19, 2008

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